UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 13, 2017 (September 7, 2017)

SeaWorld Entertainment, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-35883	27-1220297
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9205 South Park Center Loop, Suite 400 Orlando, Florida		32819
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (407) 226-5011

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 12, 2017, the Board of Directors (the “Board”) of SeaWorld Entertainment, Inc. (the “Company” or “SeaWorld”) elected Yoshikazu Maruyama to serve as its Chairperson and Donald C. Robinson to serve as its independent Lead Director, in each case effective October 9, 2017. In addition, effective September 12, 2017: the Nominating and Corporate Governance Committee of the Board is comprised of William Gray, Donald C. Robinson and Ronald Bension, with Donald C. Robinson serving as the chair; the Compensation Committee of the Board is comprised of William Gray, Thomas E. Moloney, and Deborah M. Thomas, with Thomas E. Moloney serving as the chair; and the Audit Committee of the Board is comprised of Ronald Bension, Thomas E. Moloney and Deborah M. Thomas, with Deborah M. Thomas serving as the chair.

Additionally, on September 7, 2017, each of David F. D’Alessandro, Judith A. McHale and Ellen O. Tauscher notified the Board of their respective decisions to resign from their positions as members of the Board, effective as of October 9, 2017. Their resignations are not in connection with any disagreement with the Company on any matter relating to the Company’s operations, policies or practices. The Company thanks them for their service and many contributions to SeaWorld.

Item 7.01 Regulation FD Disclosure.

On September 13, 2017, the Company issued a press release announcing the elections of Messrs. Maruyama and Robinson and the resignations of Mr. D’Alessandro, Ms. McHale and Ms. Tauscher described in Item 5.02 above.  The full text of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

The information in Exhibit 99.1 is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing made by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.Description

99.1Press release of SeaWorld Entertainment, Inc., dated September 13, 2017.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEAWORLD ENTERTAINMENT, INC.

Date: September 13, 2017	By:	/s/ G. Anthony (Tony) Taylor
	Name:	G. Anthony (Tony) Taylor
	Title:	Chief Legal Officer, General Counsel and Corporate Secretary

Exhibit Index

Exhibit No.	Description

99.1	Press release of SeaWorld Entertainment, Inc., dated September 13, 2017.